UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2004

American Woodmark Corporation®

(Exact name of registrant as specified in its charter)

Virginia	0-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On August 31, 2004, the Registrant issued a press release announcing an increase in the quarterly cash dividend and a two–for–one Stock Split. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.The amended articles of incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 7.01   REGULATION FD DISCLOSURE

On August 31, 2004, the Registrant issued a press release announcing an additional share repurchase authorization approved by the Board of Directors. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

3.1	The Registrant’s Articles of Amendment to the Articles of Incorporation.
99.1	The Registrant’s Press Release dated August 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ DENNIS M. NOLAN, JR.	/s/ JAMES J. GOSA
Dennis M. Nolan, Jr. Corporate Controller	James J. Gosa Chairman & Chief Executive Officer

Date: August 31, 2004	Date: August 31, 2004

Signing on behalf of the registrant and as principal accounting officer	Signing on behalf of the registrant and as principal executive officer

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	The Registrant’s Articles of Amendment to the Articles of Incorporation.
99.1	The Registrant’s Press Release dated August 31, 2004